     -                                       -------------------------------------------
     - LIFE INSURANCE                                                                                    APPLICATION PART 1A
     -                                                                                                  (INSURANCE REQUEST FORM)
     -
     -

[1]  MERRILL LYNCH ACCOUNT INFORMATION
     -------------------------------------------------------------------------------------------------------------------------------
      Account Number                     FC Name (first, middle initial, last)                          FC Number

     -------------------------------------------------------------------------------------------------------------------------------

[2]  PROPOSED INSURED INFORMATION
     -------------------------------------------------------------------------------------------------------------------------------
      Title (Mr., Mrs., etc.) Full Name (first, middle initial, last)                   Phone Number     [ ] Home     [ ] Work
                                                                                        (   )
     -------------------------------------------------------------------------------------------------------------------------------
      Address (permanent residence)                                      City                           State      Zip Code

     -------------------------------------------------------------------------------------------------------------------------------
      [ ] Male     [ ] Female            Birthdate (m/d/y)               Place of Birth (city, state)   Marital Status

     -------------------------------------------------------------------------------------------------------------------------------
      Social Security Number             U.S. Citizen?  [ ] Yes  [ ] No  If No, indicate country of citizenship

     -------------------------------------------------------------------------------------------------------------------------------
      Occupation (duties)                                                Annual Income                  Net Worth
                                                                         $                              $
     -------------------------------------------------------------------------------------------------------------------------------

[3]  OWNER INFORMATION
     -------------------------------------------------------------------------------------------------------------------------------
       [ ] Proposed Insured     [ ] Other Individual     [ ] Corporation     [ ] Trust
     -------------------------------------------------------------------------------------------------------------------------------
      Title (Mr., Mrs., etc.)   Full Name (first, middle initial, last)

     -------------------------------------------------------------------------------------------------------------------------------
      Address (permanent residence)                                      City                           State      Zip Code

     -------------------------------------------------------------------------------------------------------------------------------
      Social Security or Tax ID Number   U.S. Citizen?  [ ] Yes  [ ] No  If No, indicate country of citizenship

     -------------------------------------------------------------------------------------------------------------------------------
      Birthdate or Date of Trust (m/d/y)         Relationship to Proposed Insured

     -------------------------------------------------------------------------------------------------------------------------------

[4]  BENEFICIARY INFORMATION
     -------------------------------------------------------------------------------------------------------------------------------
      Primary (first, middle initial, last)                      Social Security or Tax ID Number
                                                                                                                  %
     -------------------------------------------------------------------------------------------------------------------------------
      Birthdate (m/d/y)                          Relationship to Proposed Insured

     ===============================================================================================================================
      Contingent (first, middle initial, last)                   Social Security or Tax ID Number
                                                                                                                  %
     -------------------------------------------------------------------------------------------------------------------------------
      Birthdate (m/d/y)                          Relationship to Proposed Insured

     -------------------------------------------------------------------------------------------------------------------------------

[5]  LIFE INSURANCE IN FORCE AND APPLIED FOR
     -------------------------------------------------------------------------------------------------------------------------------
      Does the Proposed Insured have other insurance contracts in force? If Yes, provide details below and in Section 12 if necessary.
      [ ] Yes   [ ] No
     -------------------------------------------------------------------------------------------------------------------------------
      Has the Proposed Insured applied for other insurance in the last 90 days?  If Yes, provide details below and in Section 12 if necessary.
      [ ] Yes   [ ] No
     -------------------------------------------------------------------------------------------------------------------------------
      Company                                                            Contract Number                           Issue Date (m/y)

     -------------------------------------------------------------------------------------------------------------------------------
      Face Amount                        Premium                 Purpose of insurance
      $                                  $                       [ ] Business     [ ] Personal     [ ] Other (Specify)
     -------------------------------------------------------------------------------------------------------------------------------



     [MERRILL LYNCH LOGO]
     MERRILL LYNCH LIFE INSURANCE COMPANY
     LITTLE ROCK, ARKANSAS
     A1026                                                                                                             Page 1 of  3

[6]  REPLACEMENT INFORMATION
     -------------------------------------------------------------------------------------------------------------------------------
      Is any existing annuity or life insurance contract being (or has any contract been) surrendered, lapsed, converted, borrowed against or otherwise reduced in value or replaced in connection with the purchase of this Contract? Is any such action likely to occur? If Yes, provide details below and in Section 12 if necessary.
      [ ] Yes     [ ] No
     -------------------------------------------------------------------------------------------------------------------------------
      Name of Insured                    Company                                    Contract Number                 Issue Date (m/y)

     -------------------------------------------------------------------------------------------------------------------------------

[7]  CONTRACT INFORMATION
     -------------------------------------------------------------------------------------------------------------------------------
      Specify an Initial Premium below:
     -------------------------------------------------------------------------------------------------------------------------------
      Initial Premium (minimum $10,000, or $2,000 if you elect Planned Periodic Premiums)
      $
     -------------------------------------------------------------------------------------------------------------------------------
      Indicate how you would like to pay the Initial Premium     [ ] CMA Insurance Service     [ ] Check     [ ] 1035 Exchange
     -------------------------------------------------------------------------------------------------------------------------------
      Specify Planned Periodic Premiums (if applicable):
     -------------------------------------------------------------------------------------------------------------------------------
      Payment Amount (minimum $2,000 annually)                         Payment Period (maximum 4 years)
      $
     -------------------------------------------------------------------------------------------------------------------------------
      Indicate how you would like to pay Planned Periodic Premiums     [ ] CMA Insurance Service     [ ] Check
     -------------------------------------------------------------------------------------------------------------------------------
      Frequency of Payment Amount    [ ] Annually    [ ] Semi-annually    [ ] Quarterly   [ ] Monthly (CMA Insurance Service or PAC)
     -------------------------------------------------------------------------------------------------------------------------------

[8]  DOLLAR COST AVERAGING (DCA)
     -------------------------------------------------------------------------------------------------------------------------------
      Monthly Transfer Amount (minimum $100)                           Number of Monthly Transfers (minimum 3)
      $
     -------------------------------------------------------------------------------------------------------------------------------

[9]  ALLOCATION INSTRUCTIONS
     -------------------------------------------------------------------------------------------------------------------------------
                                                                                           INITIAL PREMIUM     DOLLAR COST AVERAGING
      INVESTMENT OPTIONS (maximum five including the Domestic Money Market Fund)               ($ OR %)                ($ OR %)
     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
      TOTALS:
     -------------------------------------------------------------------------------------------------------------------------------

[10] WRITTEN OR TELEPHONE INSTRUCTIONS
     -------------------------------------------------------------------------------------------------------------------------------
      You authorize us to accept written or telephone instructions from
      [ ] Your Merrill Lynch Financial Consultant on record,     [ ] Another authorized person you designate below
          or his or her authorized representative
     -------------------------------------------------------------------------------------------------------------------------------
      Full Name (first, middle initial, last)

     -------------------------------------------------------------------------------------------------------------------------------
      You authorize us to accept written or telephone instructions regarding
      [ ] Transfers     [ ] Withdrawals and Loans directed to the Merrill Lynch account indicated in Section 1
     -------------------------------------------------------------------------------------------------------------------------------

[11] TAX EQUITY AND FISCAL RESPONSIBILITY ACT ELECTION (REFER TO TEFRA NOTICE IN INSTRUCTIONS FOR APPLICATION PART 1)
     -------------------------------------------------------------------------------------------------------------------------------
      [ ] No income tax to be withheld     [ ] Income tax to be withheld      % (use whole percentages)
     -------------------------------------------------------------------------------------------------------------------------------

[12] COMMENTS
     -------------------------------------------------------------------------------------------------------------------------------



     -------------------------------------------------------------------------------------------------------------------------------

[13] MERRILL LYNCH FINANCIAL CONSULTANT'S REPORT AND SIGNATURE
     -------------------------------------------------------------------------------------------------------------------------------
      Has a current prospectus been given to the Contract Owner(s)? [ ] Yes     [ ] No
     -------------------------------------------------------------------------------------------------------------------------------
      To the best of your knowledge, is this Contract replacing or changing an existing life insurance or annuity contract?
      [ ] Yes   [ ] No
     -------------------------------------------------------------------------------------------------------------------------------

      By signing below the undersigned confirms that they believe the coverage is suitable, and the variable life insurance Contract applied for and investment options selected meet the long-term life insurance needs, financial goals and investment objectives of the Contract Owner(s).

     -------------------------------------------------------------------------------------------------------------------------------
      Print Name                                       Signature                                          Date (m/d/y)

     -------------------------------------------------------------------------------------------------------------------------------



     A1026                                                                                                             Page 2 of 3

     -                                       -------------------------------------------
     - LIFE INSURANCE
     -                                                                                                  APPLICATION PART 1B
     -
     -

[14] ACKNOWLEDGEMENT AND AGREEMENT
      You have read the above and represent the answers to the questions are complete and true to the best of your knowledge and may be relied upon when deciding to issue your Contract. A copy of this application shall be attached to and made part of the
      Contract. Your Contract will take effect when the Initial Premium is paid, as long as:
      -     The information in the application continues to be complete and true, and
      -     The Proposed Insured is still living and in the same health as stated in the application.

      We may make a correction to the application in Section 16, but will not change the plan, benefits applied for, amount of insurance, age at issue or underwriting class unless you agree to the change in writing. If there are any changes, you approve them when you accept the Contract. No other changes may be made. Our rights or requirements cannot be modified or waived by any registered representative or examiner.

      You have received a copy of the current Prospectuses for the Merrill Lynch Legacy PowerSM Contract and its underlying funds, and have determined that the variable life insurance Contract applied for meets your long-term life insurance needs, financial goals and investment objectives. You understand that:
      -     The Contract Value, Surrender Value and Death Benefit may increase or decrease depending on the performance of the various Investment options you choose, and
      -     The Contract Value and Surrender Value are not guaranteed and could be less than the premiums you paid even if you make no Withdrawals or Loans, and
      -     The Death Benefit of your Contract will never be less than the Guaranteed Minimum Death Benefit and the duration of the
            Contract will never be less than the Guarantee Period (unless there is outstanding Loan Debt).

     -------------------------------------------------------------------------------------------------------------------------------
      CERTIFICATION

    ================================================================================================================================
     Under penalty of perjury you certify that:
     1.   Your Social Security or Tax ID Number(s) indicated in Sections 2, 3, and 12 is correct.
     2.   You are not subject to backup withholding. (You are required to cross out this statement if you have been notified by the
          IRS that you are subject to backup withholding.)
     The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
    ================================================================================================================================
     OWNER'S SIGNATURE(s)
     Your signature below represents that you have read, understand and agree to the information provided above.
     -------------------------------------------------------------------------------------------------------------------------------
      Print Name of Owner                               Signature                                         Date (m/d/y)

     -------------------------------------------------------------------------------------------------------------------------------
      Print Name of Co-owner                            Signature                                         Date (m/d/y)

     -------------------------------------------------------------------------------------------------------------------------------

[15] AUTHORIZATION
      I authorize any physician, hospital, clinic, health care provider, institution, organization or person who has information about me or my minor children who are to be insured by this Contract, including insurance companies and the Medical
      Information Bureau, Inc. (MIB), to give that information to Merrill Lynch Life Insurance Company. This includes information that is not health-related. If the record contains information relating to alcohol or drug abuse or mental health care, sufficient information is to be released to accomplish the purpose for which it is requested. The information will be used for risk evaluation, administration of claims and implementation of Contract provisions and insurance statistical studies. It may be re-disclosed to reinsurers, to other life or health insurance companies to which I apply, and as required by law. I also authorize Merrill Lynch Life Insurance Company to obtain consumer investigative reports about me or my minor children to be insured by this Contract. This authorization is valid for 2 1/2 years from the date I sign below. A photocopy of this document is valid as an original.

     PROPOSED INSURED'S SIGNATURE
      Your signature below represents that you have read, understand and agree to the information provided in Sections 2, 5, 6, 14, and 15 and you acknowledge receipt of the UNDERWRITING AND PRIVACY NOTICE, FAIR CREDIT REPORTING ACT NOTICE, and the MEDICAL
      INFORMATION BUREAU NOTICE.
     -------------------------------------------------------------------------------------------------------------------------------
      Print Name of Proposed Insured                    Signature                                         Date (m/d/y)

     -------------------------------------------------------------------------------------------------------------------------------

[16] CORRECTIONS (COMPANY USE ONLY - NOT APPLICABLE IN PENNSYLVANIA AND WEST VIRGINIA)
     -------------------------------------------------------------------------------------------------------------------------------



     -------------------------------------------------------------------------------------------------------------------------------



     A1026                                                                                                             Page 3 of 3

      LIFE INSURANCE
                                                             APPLICATION PART 2

     -------------------------------------------------------------------------
     INSTRUCTIONS

     Complete this form when applying for or requesting a change to a policy issued by Merrill Lynch Life Insurance Company. The terms "you" and "your" refer to the Proposed Insured. The terms "we", "our" and "us" refer to Merrill Lynch Life Insurance Company. Each Proposed Insured must complete a separate form.
     OUR ADDRESS: Merrill Lynch Variable Life Service Center, P.O. Box 9025, Springfield, MA 01102-9025


 1   PROPOSED INSURED INFORMATION
     -----------------------------------------------------------------------------------------------------------------------------
      Title (Mr., Mrs., etc.)  Full Name (first, middle initial, last)                                   Date of Birth (m/d/y)


     -----------------------------------------------------------------------------------------------------------------------------
      Social Security or Tax ID Number                                 Driver's License (state, number)

     =============================================================================================================================
      Name of Personal Physician or Health Care Facility                                                           |_| None

     -----------------------------------------------------------------------------------------------------------------------------
      Address                                                          City                      State             Zip Code

     -----------------------------------------------------------------------------------------------------------------------------

  2   DURING THE PAST 10 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:          IF YES, PROVIDE DETAILS IN SECTION 16
     -----------------------------------------------------------------------------------------------------------------------------
     a)  Chest pain, coronary artery disease or disorder of any other arteries?                                [ ] Yes     [ ] No
     b)  Heart murmur, irregular heart beat or any other disorder of the heart?                                [ ] Yes     [ ] No
     c)  High blood pressure, stroke or transient ischemic attack?                                             [ ] Yes     [ ] No


  3   DURING THE PAST 10 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  A cancer, tumor, skin cancer, lymphoma or leukemia?                                                   [ ] Yes     [ ] No
     b)  Diabetes, elevated blood sugar or disorder of pancreas or thyroid gland?                              [ ] Yes     [ ] No
     c)  Depression, anxiety, bipolar disorder, or any other psychiatric disorder?                             [ ] Yes     [ ] No


  4   DURING THE PAST 10 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  The use of alcohol or has a health professional recommended limiting or stopping use?                 [ ] Yes     [ ] No
     b)  Excessive use or abuse of drugs of any kind?                                                          [ ] Yes     [ ] No

  5   DURING THE PAST 5 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  Seizures, paralysis, loss of consciousness or any loss of memory or mental capacity?                  [ ] Yes     [ ] No
     b)  Asthma, chronic obstructive pulmonary disease, emphysema, pneumonia or other lung disorder?           [ ] Yes     [ ] No
     c)  Any disorder of the bladder, urinary tract or kidneys?                                                [ ] Yes     [ ] No


  6   DURING THE PAST 5 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  A liver disorder including jaundice, cirrhosis and hepatitis?                                         [ ] Yes     [ ] No
     b)  Any bowel disease including Crohn's disease and ulcerative colitis?                                   [ ] Yes     [ ] No
     c)  Gastrointestinal bleeding or other disorder of the stomach or esophagus?                              [ ] Yes     [ ] No



  7   DURING THE PAST 5 YEARS, HAVE YOU CONSULTED A HEALTH PROFESSIONAL REGARDING:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  Arthritis or any disorder of the bones, muscles or joints?                                            [ ] Yes     [ ] No
     b)  Allergies, anemia or increased or decreased numbers of blood cells or platelets?                      [ ] Yes     [ ] No
     c)  Medically diagnosed Acquired Immune Deficiency (AIDS) or medically diagnosed HIV infection?           [ ] Yes     [ ] No



  8   DURING THE PAST 1 YEAR, HAVE YOU:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  Been admitted to a hospital or health care facility?                                                  [ ] Yes     [ ] No
     b)  Had diagnostic tests including X-rays, electrocardiograms or blood tests?                             [ ] Yes     [ ] No
     c)  Been advised to have surgery or treatment or testing which has not yet been completed?                [ ] Yes     [ ] No


  9   DURING THE PAST 1 YEAR, HAVE YOU:
     -----------------------------------------------------------------------------------------------------------------------------
     a)  Received other medical treatment or consultation not listed above?                                    [ ] Yes     [ ] No
     b)  Had weight loss of greater than 10 lbs.?                                                              [ ] Yes     [ ] No
     c)  Smoked cigarettes, used tobacco or used a product containing nicotine?                                [ ] Yes     [ ] No

  10  DO YOU CURRENTLY TAKE ANY MEDICATIONS AT LEAST WEEKLY (OTHER THAN CONTRACEPTIVES)?                       [ ] Yes     [ ] No
      If Yes, list medications in Section 16.


[MERRILL LYNCH LOGO]
MERRILL LYNCH LIFE INSURANCE COMPANY
LITTLE ROCK, ARKANSAS

      LIFE INSURANCE
                                                             APPLICATION PART 2

 11  DURING THE PAST 3 YEARS:                                                                IF YES, PROVIDE DETAILS IN SECTION 16
     -----------------------------------------------------------------------------------------------------------------------------
     a)  Were you a pilot or student pilot or did you participate in soaring?                                  [ ] Yes     [ ] No
     b)  Did you participate in scuba diving, vehicle racing, sky diving, hang gliding or mountain climbing?   [ ] Yes     [ ] No
     c)  Have you had any motor vehicle accidents or violations, or had your drivers license suspended?        [ ] Yes     [ ] No



 12  DO YOU PLAN TO TRAVEL OR RESIDE OUTSIDE THE USA OR CANADA IN THE NEXT TWO YEARS?                          [ ] Yes     [ ] No



 13  HAVE YOU EVER BEEN REFUSED LIFE INSURANCE OR ASKED TO PAY HIGHER PREMIUMS FOR A RATED POLICY?             [ ] Yes     [ ] No



 14  FAMILY HISTORY:
                            ------------------------------------------------------------------------------------------------------
                             Current Age(s)  Details of Health (include age at disease onset)  Age at Death        Cause of Death
     -----------------------------------------------------------------------------------------------------------------------------
      Father
     -----------------------------------------------------------------------------------------------------------------------------
      Mother
     -----------------------------------------------------------------------------------------------------------------------------
      Brother(s) & Sister(s)
     -----------------------------------------------------------------------------------------------------------------------------



                        -------------------------------------------------------------------
 15  WHAT IS YOUR:       Height?                       Weight?
                        -------------------------------------------------------------------



 16  IF YOU ANSWERED YES TO QUESTION(S) 2 - 13, PROVIDE DETAILS BELOW. IF ADDITIONAL SPACE IS REQUIRED, USE SUPPLEMENT TO
     APPLICATION PART 2.
     -----------------------------------------------------------------------------------------------------------------------------
      Question    Details or Name of Medication                                            Name and Address of Physician
     -----------------------------------------------------------------------------------------------------------------------------




     -----------------------------------------------------------------------------------------------------------------------------



 17  ACKNOWLEDGMENT AND AGREEMENT
     You have read the questions and answers on this application and any Supplement to Application Part 2, and represent that they are complete and true to the best of your knowledge and may be relied upon when deciding whether to issue the policy. A copy of this application and the Supplement to Application Part 2, if applicable, shall be attached to and made part of the policy. Unless otherwise provided by a Temporary Insurance Agreement, the policy will take effect when the initial premium is paid, as long as:

     - The information in the application continues to be complete and true, and

     - The Proposed Insured(s) is still living and in the same health as stated in the application.

     You agree to tell us if your health or habits change from what you stated here, before the policy is issued and the first premium is paid.
     Our rights or requirements cannot be modified or waived by any registered representative or examiner.

     PROPOSED INSURED'S SIGNATURE
     -----------------------------------------------------------------------------------------------------------------------------
      Print name                                        Signature                                         Date (m/d/y)

     -----------------------------------------------------------------------------------------------------------------------------

 18  WITNESS'S SIGNATURE
     -----------------------------------------------------------------------------------------------------------------------------
      Print name                                        Signature                                         Date (m/d/y)

     -----------------------------------------------------------------------------------------------------------------------------

LIFE INSURANCE                                               SUPPLEMENT TO
                                                             APPLICATION PART 2

PROPOSED INSURED INFORMATION
----------------------------------------------------------------------------------------------------------------------
 Title (Mr., Mrs., etc.)   | Full Name (first, middle initial, last)                          |Date of Birth (m/d/y)
                           |                                                                  |
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
 Question   |Details or Name of Medication                                           |Name and Address of Physician
------------|------------------------------------------------------------------------|--------------------------------
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
            |                                                                        |
----------------------------------------------------------------------------------------------------------------------

PROPOSED INSURED'S SIGNATURE
----------------------------------------------------------------------------------------------------------------------
 Print name                                       |Signature                                        |Date (m/d/y)
                                                  |                                                 |
----------------------------------------------------------------------------------------------------------------------

WITNESS'S SIGNATURE
----------------------------------------------------------------------------------------------------------------------
 Print name                                       |Signature                                        |Date (m/d/y)
                                                  |                                                 |
----------------------------------------------------------------------------------------------------------------------

[ICON] MERRILL LYNCH
MERRILL LYNCH LIFE INSURANCE COMPANY
LITTLE ROCK, ARKANSAS
                                                                    Page 1 of 1
                                                                       NEW 9/99
A1024S